Supplement dated November 1, 2016 to the Wilmington Funds (the “Trust”) Prospectus

dated August 31, 2016 (the “Prospectus”)

The purpose of this supplement is to inform investors with respect to some upcoming changes to the Wilmington Multi-Manager International Fund (the “Fund”).

Effective on or before November 11, 2016, the following entities will become sub-advisors to the Fund:

Allianz Global Investors U.S. LLC (“Allianz”), AXA Investment Managers, Inc. (“AXA”), Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”) and Schroder Investment Management North America, Inc. (“Schroder”). These sub-advisors will replace the current sub-advisors to the Fund.

The transition to the new sub-advisors will occur during November and December 2016, and is expected to be complete by year-end. Upon completion of the transition, the Fund’s net expense ratio is expected to decrease from 1.21% to 0.94%, effective during January 2017.

The Fund will continue its investment across both developed markets and emerging markets. Allianz, AXA and Berenberg will employ European investment strategies; Nikko will manage a Japanese investment strategy and Schroder will focus on an Asia ex-Japan investment strategy. Approximately 17% of the Fund’s assets will be allocated to each Allianz, Axa, Berenberg, and Nikko; and approximately 25% of the Fund’s assets will be allocated to Schroders. The remainder will be invested in ETFs and cash. These sub-advisor allocations reflect the weights of each region within the Fund’s ACWI ex-U.S. benchmark. The Fund will hold about 300 securities with about 120 each in Europe and Japan, and 60 in Asia ex-Japan.

Substantially all of the Fund’s portfolio will turnover as a result of the transition to the new sub-advisors and the trading expense for the restructuring will be borne by the Fund. The Advisor will hire a transition manager to assist with the portfolio restructuring and its fee, which includes trading expenses, will be borne by the Fund.

As of April 30, 2016, the Fund had a capital loss carry forward balance of $264.7 million which is available to offset capital gains realized by the Fund in subsequent periods. The transition to the new sub-advisors and the anticipated portfolio turnover associated with the transition will not generate recognized capital gains in excess of the current capital loss carry forward balance and thus will not generate a capital gain distribution requirement for the Fund.

The Advisor believes that the new sub-advisors will result in a unique, compelling, and competitive product that will be a desirable portfolio holding. The Advisor also believes that the reduction in the net expense ratio, coupled with the prospect for strong performance, will be a benefit to shareholders.

An additional supplement to the Prospectus providing more information about the changes described above will be made available to investors when such changes become effective.

Included below are the biographies of the portfolio managers with each sub-advisor that will assume the day-to-day management of the Fund’s assets once the restructuring is complete.

Thorsten Winkelmann is a Senior Portfolio Manager, Managing Director and Investment Style Co-Leader Growth with Allianz since October 2009. As lead portfolio manager he is responsible for the strategies Europe Equity Growth Select, Europe Equity Growth and Europe ex-UK Growth. From 2006 to 2009, Thorsten was portfolio manager in the European Equity Core Team. He joined Allianz in

2001 starting as a Junior Portfolio Manager in the Multi Asset team. He still manages the equity portion of the balanced portfolio Kapital Plus, one of Allianz’s flagship products. Mr. Winkelmann graduated with a master’s degree in economics from the University of Bonn in 2001.

Matthias Born is a senior portfolio manager and managing director with Allianz, which he joined in 2001. As a member of the European Equities team, he is Co-Leader of the Growth Investment Style Team since 2009 and the Lead Portfolio Manager of the Euroland Equity Growth, Europe Equity Growth Select and Europe ex-UK Growth strategies. Mr. Born also manages the flagship German Equity and Concentra funds since 2007. Mr. Born previously managed European small-cap portfolios at Allianz. He has 15 years of investment-industry experience and previously worked in Dresdner Bank’s global corporate finance division. Mr. Born has a degree in business from the University of Wuerzburg.

Isabelle de Gavoty, is the Head of Europe Small Cap Equities with AXA. In 1998, Ms. de Gavoty joined AXA initially as an analyst within the Europe Small Cap Equity team before being promoted in 2001 to Lead Portfolio Manager in the Small and Mid-Cap team, a position she held until 2007. Ms. de Gavoty spent one year at Société Générale Asset Management as Portfolio Manager and Head of the Small and Mid-Cap team. In 2008, Ms. de Gavoty rejoined AXA as Lead Portfolio Manager and Head of the Europe Small Cap Equity team. From 1995 to 1998, Ms. de Gavoty worked as a financial analyst on the automobile sector with Wargny, a French broker. She graduated with a Masters in Finance from the University of Aix-Marseille (1994), holds the SFAF certification (French Financial Analyst Association) and is a member of the European Financial Analyst Society. Ms. de Gavoty also holds a diploma in Advanced Studies in Finance from the Oxford Brookes University.

Caroline Moleux, CFA, is a Portfolio Manager/Analyst with AXA. Ms. Moleux joined AXA in 2005 as a Portfolio Manager/Analyst on the convertible and global entrepreneur strategy. She now serves as Portfolio Manager Analyst within the small cap team and is in charge of the consumer sector. Prior to joining AXA, Ms. Moleux worked for three years at ADI where she was an analyst on the convertible arbitrage strategy. Ms. Moleux holds a CFA and an MBA in corporate finance and financial engineering from the University Paris Dauphine.

Boris Jurczyk, CFA, CAIA, FRM, joined Berenberg in 2009. He specializes in the development of models in the field of quantitative equity selection. Mr. Jurczyk is the responsible lead manager of the Berenberg European Equity Selection and Berenberg Emerging Markets Equity Selection mutual funds. Previously he worked for WGZ BANK in Financial Engineering and Trading. In 2001, Mr. Jurczyk received his degree in Business Administration at University of Paderborn. In 2006 he completed his MA of Finance and Management with specialization in Investment Banking at the Frankfurt School of Finance and Management. Mr. Jurczyk has gained specialist knowledge by completing additional qualification courses and being member in numerous professional organizations.

Kay Möller joined Berenberg in 2006 as a portfolio manager for Equity Selection strategies. He has almost 33 years of professional experience trading equities and equity derivatives. Previously, Mr. Möller worked for more than six years in Frankfurt at NM Fleischhacker as Head of Equity Sales Trading, where he was responsible for European equity and equity derivatives brokerage with a focus on large financial institutions, heading a team of 16 people. Mr. Möller started his career in 1984 as an equity trader at Vereins- & Westbank now UniCredit Group in Hamburg and later joined Donner & Reuschel Private Bank in 1998.

Michael Nuske started his professional career in the financial services industry in 2012. Before joining the Equity Selection Team, Mr. Nuske completed the Berenberg Graduate Programme, rotating through different divisions (Asset Management, Investment Banking, Private Banking, Corporate Banking) and different locations (Hamburg, London, Frankfurt, Zurich). Mr. Nuske holds a master’s degree in finance and economics from the Warwick Business School and a bachelor’s degree in economics from the London School of Economics and Political Sciences (LSE). In addition, Mr. Nuske is a CFA Charterholder.

Yoshihide Itagaki (Lead Portfolio Manager), has been a portfolio manager for the Research Active Management Team with Nikko since 2010. From 2003, Mr. Itagaki served as both Team Leader and Senior Portfolio Manager for the Value Strategy Fund Management Team. Mr. Itagaki started his career at Nikko in 1990 and managed various Japan equity funds. After working at the firm’s Singapore unit, Mr. Itagaki returned to Tokyo in February 1998 as a Japan Equity Portfolio Manager. Mr. Itagaki holds a B.A. in Commerce from Waseda University and is a chartered member of the Security Analysts Association of Japan.

Toshinori Kobayashi (Back-Up Portfolio Manager), became the Team Leader for the Research Active Management team with Nikko in 2010, after serving as Team Leader and Portfolio Manager of the Market-Oriented Fund Management Team of the Equity Fund Management Department. Mr. Kobayashi became a Portfolio Manager in 1992 following three years of work in corporate research. Mr. Kobayashi began his career at Nikko in 1988. Mr. Kobayashi holds a B.A. in Law from Chuo University and is a chartered member of the Security Analysts Association of Japan.

Toby Hudson, Asia ex Japan Equity Fund Manager, is a fund manager managing Regional and Hong Kong/China mandates with Schroder. Mr. Hudson’s Investment career commenced upon joining Schroder in 1992. He was seconded to Hong Kong in 1995 after 3 years working as an UK equity analyst in London. In 1995, Mr. Hudson started covering Hong Kong equities before becoming responsible for financials research across the Asia ex-Japan region. Mr. Hudson became Head of North Asian research in 2001 and Head of Asia ex-Japan Equities Research in 2002. He started to manage money in 2003, a large regional financial sector portfolio for a sovereign wealth fund. In 2007, Mr. Hudson started to manage regional equity and officially took over as the lead on Hong Kong/China mandates at the start of 2008.

Please keep this Supplement for future reference.